FundX Conservative ETF
Schedule of Investments
December 31, 2024 (Unaudited)

INVESTMENT COMPANIES - 99.6%	Shares	Value
Bond Funds - 27.3%
iShares 5-10 Year Investment Grade Corporate Bond ETF	62,517	$3,220,251
iShares Broad USD Investment Grade Corporate Bond ETF	43,934	2,209,002
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,693	3,172,400
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	18,339	1,717,997
SPDR Bloomberg High Yield Bond ETF	26,098	2,491,576
SPDR Portfolio High Yield Bond ETF	106,691	2,504,038
		15,315,264

Core Funds - 56.8%
Invesco S&P 500 Momentum ETF	40,846	3,880,778
Invesco S&P 500 Top 50 ETF	75,872	3,790,565
iShares Russell 1000 Growth ETF	9,650	3,875,247
iShares Russell Top 200 Growth ETF	17,940	4,220,744
Schwab U.S. Large-Cap Growth ETF	150,543	4,195,633
Vanguard Growth ETF	10,214	4,192,234
Vanguard Mega Cap Growth ETF	12,104	4,156,635
Vanguard Russell 1000 Growth ETF	34,322	3,545,463
		31,857,299

Total Return Funds - 15.5%
First Trust BuyWrite Income ETF	30,000	698,100
Global X S&P 500 Covered Call ETF	65,084	2,727,019
Invesco Preferred ETF	226,693	2,613,770
iShares Core Growth Allocation ETF	46,496	2,665,151
		8,704,040
TOTAL INVESTMENT COMPANIES (Cost $45,902,427)		55,876,603

SHORT-TERM INVESTMENTS - 2.0%		Value
Money Market Funds - 2.0%	Shares
Fidelity Investments Money Market Government Portfolio - Class Institutional, 4.38% (a)	1,140,186	1,140,186
TOTAL SHORT-TERM INVESTMENTS (Cost $1,140,186)		1,140,186

TOTAL INVESTMENTS - 101.6% (Cost $47,042,613)		57,016,789
Liabilities in Excess of Other Assets - (1.6)%		(886,973)
TOTAL NET ASSETS - 100.0%		$56,129,816
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Investments of the FundX Conservative ETF (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2024, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	$55,876,603	$–	$–	$55,876,603
Money Market Funds	1,140,186	–	–	1,140,186
Total Investments	$57,016,789	$–	$–	$57,016,789

Refer to the Schedule of Investments for further disaggregation of investment categories.